                            SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
                        Securities Exchange Act of 1934

Filed by the Registrant     [X]
Filed by a Party other than the Registrant   [   ]

Check the appropriate box:
[   ]    Preliminary Proxy Statement          [  ]Confidential,  For Use of the
                                                  Commission Only (as permitted
                                                  by Rule 14a-6(e) (2) )
[ X ]   Definitive Proxy Statement
[   ]   Definitive Additional Materials
[   ]   Soliciting Material under Rule 14a-12

                          ING Variable Insurance Trust
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
   (Name of Person (s) filing Proxy Statement, if other than the Registrant)

Payment of filing fee (check the appropriate box):
[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i) (4) and 0-11.

1) Title of each class of securities to which transaction applies:

2) Aggregate number of securities to which transaction applies:

3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

4) Proposed maximum aggregate value of transaction:

5) Total fee paid:

[ ]  Fee paid previously with preliminary materials:

[ ]  Check box if any part of the fee is offset as provided by Exchange Act
     Rule 0-11 (a) (2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1.  Amount Previously Paid:
     2.  Form, Schedule or Registration Statement No.:
     3.  Filing Party:
     4.  Date Filed:

                          ING GLOBAL BRAND NAMES FUND
                    a series of ING Variable Insurance Trust

                        7337 East Doubletree Ranch Road
                             Scottsdale, AZ  85258
                                 (800) 992-0180

                                January 22, 2001

Dear Shareholder:

       The Board of Trustees of the ING Variable Insurance Trust (the "Trust") has called a Special Meeting of the Shareholders of ING Global Brand Names Fund (the "Fund") scheduled to be held at 1:00 p.m., local time, on February 22, 2001, at 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258.

       On September 1, 2000, ING Groep N.V., the indirect parent company of ING Mutual Funds Management Co. LLC, the investment adviser to the Fund, acquired ReliaStar Financial Corp., the indirect parent company of ING Pilgrim Investments, Inc., the investment adviser to the Pilgrim Funds, a family of registered open-end investment companies (mutual funds). As a result of this acquisition, the ING Funds and the Pilgrim Funds are to be consolidated into a single family of mutual funds. In order to provide uniformity across the Boards of Directors/Trustees of all of the Pilgrim/ING Funds, the Board of Trustees of the Trust has nominated a new slate of Trustees.

       At the shareholder meeting, you will be asked to elect nine Trustees of the Trust. In addition, you will be asked to ratify the selection of Ernst & Young LLP as independent auditors for the Fund's current fiscal year.

       Your vote is important regardless of the number of shares you own. To avoid the added cost of follow-up solicitations and possible adjournments, please take a few minutes to read the Proxy Statement and complete the enclosed Voting Instruction Card. It is important that your voting instructions be received by no later than February 21, 2001.

       We appreciate your participation and prompt response in this matter and thank you for your continued support.

                                               Sincerely,


                                               /s/ Robert W. Stallings
                                               President

  IMPORTANT INFORMATION FOR VARIABLE ANNUITY CONTRACT OWNERS AND VARIABLE LIFE
                            INSURANCE POLICY OWNERS

       Enclosed is a Proxy Statement and Voting Instruction Card. The Voting Instruction Card is, in essence, a ballot. When you complete your Voting Instruction Card, it tells your insurance company how to vote its proxy on important issues related to the portion of your account that is allocated to the Fund. If you complete and sign the Voting Instruction Card, the shares will be voted exactly as you instruct. If you simply sign and return the Voting Instruction Card, the shares will be voted in favor of each proposal. If you do not return a Voting Instruction Card at all, the shares will be voted in the same proportion as shares for which instructions have been received from other contract holders.

WE URGE YOU TO REVIEW THE PROPOSALS DISCUSSED IN THE PROXY STATEMENT, FILL OUT THE VOTING INSTRUCTION CARD AND RETURN IT IN THE ENVELOPE PROVIDED.

                          ING GLOBAL BRAND NAMES FUND
                                  (the "Fund")

             a series of ING Variable Insurance Trust (the "Trust")

                        7337 East Doubletree Ranch Road
                             Scottsdale, AZ  85258
                                 (800) 992-0180

                NOTICE OF SPECIAL MEETING OF SHAREHOLDERS TO BE
                           HELD ON FEBRUARY 22, 2001


To the Shareholders of the Fund:

       A Special Meeting of Shareholders of the Fund (the "Meeting") will be held on February 22, 2001 at 1:00 p.m., local time, at 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258 for the following purposes:

       1. To elect nine Trustees of the Trust to serve until their successors are elected and qualified;

       2. To ratify the appointment of Ernst & Young LLP as independent auditors of the Fund for the fiscal year ending December 31, 2001; and

       3. To transact such other business as may properly come before the Meeting of Shareholders or any adjournments thereof.

       Shareholders of record at the close of business on December 29, 2000 are entitled to notice of, and to vote at, the Meeting. Your attention is called to the accompanying Proxy Statement. Regardless of whether you plan to attend the Meeting, PLEASE COMPLETE, SIGN AND RETURN PROMPTLY THE ENCLOSED VOTING INSTRUCTION CARD. If you are present at the Meeting, you may change your vote, if desired, at that time.

                                          By Order of the Board of Trustees



                                          /s/ James M. Hennessy, Secretary


     Dated:  January 22, 2001

                          ING GLOBAL BRAND NAMES FUND
                                 (the "Fund"),

                    a series of ING Variable Insurance Trust
                                 (the "Trust")


                                PROXY STATEMENT

        Special Meeting of Shareholders to be held on February 22, 2001

       A Special Meeting of Shareholders of the Fund (the "Meeting") will be held on February 22, 2001 at 1:00 p.m., local time, at 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258 for the following purposes:

       1. To elect nine Trustees of the Trust to serve until their successors are elected and qualified;

       2. To ratify the appointment of Ernst & Young LLP as independent auditors of the Fund for the fiscal year ending December 31, 2001; and

       3. To transact such other business as may properly come before the Meeting of Shareholders or any adjournments thereof.

Solicitation of Proxies and Voting Rights

       Solicitation of proxies is being made primarily by the mailing of this Notice and Proxy Statement with its enclosures on or about January 22, 2001.

       Shares of the Fund are sold to registered and unregistered separate accounts of certain affiliated and unaffiliated insurance companies ("Participating Insurance Companies") to fund variable life insurance policies and variable annuity contracts. The Participating Insurance Companies are the legal owners of the Fund's shares. However, the Participating Insurance Companies are required to solicit voting instructions from contract owners as of the record date noted below (contract owners are also referred to in this proxy statement as "Shareholders"). Shares owned of record by a Participating Insurance Company will be voted by that Participating Insurance Company based on instructions received from its contract owners. If a shareholder executes and returns a proxy but fails to indicate how that vote should be cast, the proxy will be voted in favor of each Proposal. In addition, each Participating Insurance Company will vote shares for which it has not received timely voting instructions as well as shares it owns, in the same proportion as those shares for which it has received timely voting instructions. A contract owner's instructions may be revoked at any time prior to the meeting by written notice of revocation or another voting instruction card delivered to the relevant Participating Insurance Company, or by attending the meeting and voting in person. Shares held by ING Mutual Funds Management Co. LLC, the investment adviser to the Fund (the "Investment Manager") and its affiliates or insurance company general accounts, must be voted in the same proportion as the votes cast with respect to shares held by all of the contract owners having voting rights with respect to the Fund.

          Each share of the Fund is entitled to one vote. The Board of Trustees of the Trust has fixed the close of business on December 29, 2000 as the record date (the "Record Date") for the determination of shareholders entitled to be present and to vote at the Meeting and any adjournments thereof with respect to their shares owned as of the Record Date. As of the Record Date, the Fund had 1,165,483.348 shares outstanding. Contract owners entitled to give instructions for the voting of Fund shares and the number of shares for which such instructions may be given, will be determined as of the Record Date.

          One third of the outstanding shares of the Fund on the Record Date, represented in person or by proxy, must be present to constitute a quorum. If a quorum is not present at the Meeting, or if a quorum is present but sufficient votes to approve any or all of the Proposals are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. A shareholder vote may be taken on one of the Proposals in this proxy statement prior to any adjournment if sufficient votes have been received with respect to the Proposal. Any adjournment will require the affirmative vote of a majority of those shares represented at the Meeting in person or by proxy. The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor of any Proposal that has not been adopted, will vote against any adjournments those proxies required to be voted against any Proposal that has not been adopted, and will not vote any proxies that direct them to abstain from voting on such Proposals.

          As of December 29, 2000, the following entities were known by the Trust to hold 5% or more of the outstanding shares of the Fund (the percent holding by each entity of the outstanding shares of the Fund is set forth in parenthesis next to the entity's name): ING America Insurance Holdings, Inc. (43.46%) and Golden American Life Insurance Co. (54.10%). Such shares were held as shown in Appendix A. As of December 29, 2000, the remaining shares of the Fund were held by other Participating Insurance Companies.

          ING America Insurance Holdings, Inc. is an affiliate of the Investment Manager, and will vote shares of the Fund it owns in the same proportion as the votes cast with respect to shares held by all of the contract owners having voting rights with respect to the Fund.

          As of December 29, 2000, no contract owner was known by the Trust to be able to give voting instructions with respect to 5% or more of the outstanding shares of the Fund.

          A shareholder who holds 25% or more of the outstanding shares of the Fund may be deemed a control person of the Fund under federal securities law.

          To the knowledge of the Trust, as of December 29, 2000, no current Trustee of the Trust owned 1% or more of the outstanding shares of the Fund, and the officers and Trustees of the Trust owned, as a group, less than 1% of the shares of the Fund.

          In addition to the solicitation of proxies by mail, officers of the Trust, employees of ING Mutual Funds Management Co. LLC and its affiliates, and employees of Participating Insurance Companies without additional compensation, may solicit proxies in person or by telephone, telegraph, facsimile, or oral communication.

 Shareholder Reports

          The Trust will furnish, without charge, a copy of the Fund's Semi-Annual Report as of June 30, 2000 on request. Requests for such reports should be directed to the Trust at 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258, or by calling (800) 992-0180.

                                 PROPOSAL NO. 1
                              ELECTION OF TRUSTEES

          The Board of Trustees of the Trust has nominated nine individuals (the "Nominees") for election to the Board. Two of the Nominees, Mr. Blaine E. Rieke and Mr. Richard A. Wedemeyer, currently serve as Trustees of the Trust. Shareholders are being asked to elect the Nominees to serve as Trustees, each to serve until his or her successor is duly elected and qualified. Pertinent information about each Nominee is set forth below. Each Nominee has consented to serve as a Trustee if elected.

          On September 1, 2000, ING Groep, N.V., the indirect parent company of ING Mutual Funds Management Co. LLC, the investment adviser to the Fund (the "Investment Manager"), acquired ReliaStar Financial Corp., the indirect parent company of ING Pilgrim Investments, Inc., the investment adviser to the Pilgrim Funds, a family of registered open-end investment companies (mutual funds). As a result of the acquisition, the investment companies advised by the Investment Manager (the "ING Funds") and the Pilgrim Funds are to be consolidated into a single family of mutual funds. The Nominees are being nominated to provide uniformity across the Boards of Directors/Trustees of all of the Pilgrim/ING Funds. In evaluating the Nominees, the Trustees took into account their background and experience, including their familiarity with the issues relating to these types of funds and investments as well as their careers in business, finance, marketing and other areas. The Trustees also considered the experience of the Nominees as trustees or directors of certain of the Pilgrim Funds.

Information Regarding Nominees

          Below are the names, ages, business experience during the past five years and other directorships of the Nominees. An asterisk (*) has been placed next to the name of each Nominee who is deemed an "interested person," as defined in the Investment Company Act of 1940, as amended (the "Investment Company Act"), by virtue of that person's affiliation with the Trust or the Fund's investment advisers, or their affiliates. The mailing address of each Trustee is 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258.

Paul S. Doherty.  (Age 66). President of Doherty, Wallace, Pillsbury and Murphy,
---------------
P.C., Attorneys.  Mr. Doherty was formerly a Director of Tambrands, Inc. (1993 -
1998).  Mr. Doherty is also a director or trustee of each of the Pilgrim Funds.

Alan L. Gosule.  (Age 60).  Partner of Clifford Chance Rogers & Wells LLP (since
--------------
1991). Mr. Gosule is a Director of F.L. Putnam Investment Management Co., Inc, Simpson Housing Limited Partnership, Home Properties of New York, Inc., and Colonnade Partners. Mr. Gosule is also a director or trustee of each of the Pilgrim Funds.

Walter H. May.  (Age 64).  Retired.  Mr. May was formerly Managing Director and
-------------
Director of Marketing for Piper Jaffray, Inc. Mr. May is also a director or trustee of each of the Pilgrim Funds.

*Thomas J. McInerney.  (Age 44).  General Manager and Chief Executive Officer of
 -------------------
ING U.S. Worksite Financial Services (since December 2000). Mr. McInerney was formerly President of Aetna Financial Services (August 1997 - December 2000), head of National Accounts and Core Sales and Marketing for Aetna U.S. Healthcare (April 1996 - March 1997), head of Corporate Strategies for Aetna Inc. (July 1995 - April 1996), and held a variety of line and corporate staff positions since 1978. Mr. McInerney is a member of the Board National Commission on Retirement Policy, the Governor's Council on Economics Competitiveness and Technology of Connecticut, the Board of Directors of the Connecticut Business & Industry Association, the Board of Trustees of The Bushnell, the Board for The Connecticut Forum, and the Board of the MetroHartford Chamber of Commerce, and is Chairman of Concerned Citizens for Effective Government. Effective February 26, 2001, Mr. McInerney will also become a director or trustee of each of the Pilgrim Funds.

Jock Patton.  (Age 55).  Private Investor.  Mr. Patton is a Director of Hypercom
-----------
Corporation (since January 1999), JDA Software Group, Inc. (since January 1999), Buick of Scottsdale, Inc., National Airlines, Inc., BG Associates, Inc., BK Entertainment, Inc., Arizona Rotorcraft, Inc. and Director and Chief Executive Officer of Rainbow Multimedia Group, Inc. Mr. Patton was formerly Director of Stuart Entertainment, Inc., Director of Artisoft, Inc. (August 1994 - July 1998) and President and co-owner of StockVal, Inc. (April 1993 - June 1997). Mr. Patton is also a director or trustee of each of the Pilgrim Funds.

David W.C. Putnam.  (Age 61).  President and Director of F.L. Putnam Securities
-----------------
Company, Inc. and affiliates. Mr. Putnam is Director of Anchor Investment Trusts, the Principled Equity Market Trust, and Progressive Capital Accumulation Trust. Mr. Putnam was formerly Director of Trust Realty Corp. and Bow Ridge Mining Co. Mr. Putnam is also a director or trustee of each of the Pilgrim Funds.

Blaine E. Rieke. (Age 67).  General Partner of Huntington Partners (1997 -
---------------
present). Mr. Rieke was formerly Chairman and Chief Executive Officer of Firstar Trust Company (1973 - 1996). Mr. Rieke is currently the Chairman of the Board and a trustee of each of the ING Funds. Effective February 26, 2001, Mr. Rieke will also become a director or trustee of each of the Pilgrim Funds.

*John G. Turner.  (Age 61).  Trustee and Vice Chairman of ING Americas.  Mr.
 --------------
Turner was formerly Chairman and Chief Executive Officer of ReliaStar Financial Corp. and ReliaStar Life Insurance Co. (1993 - 2000), Chairman of ReliaStar United Services Life Insurance Company and ReliaStar Life Insurance Company of New York (1995 - 2000), Chairman of Northern Life Insurance Company (1992 -
2000), and Chairman and Director/Trustee of the Northstar affiliated investment companies (October 1993 - 2000). Mr. Turner was formerly Director of Northstar Investment Management Corporation and affiliates (1993 - 1999). Mr. Turner is also Chairman of the Board of each of the Pilgrim Funds.

Richard A. Wedemeyer.  (Age 64).  Vice President of The Channel Corporation
--------------------
(1996 - present). Mr. Wedemeyer was formerly Vice President of Performance Advantage, Inc.

(1992 - 1996), and Vice President, Operations and Administration of Jim Henson Productions (1979 - 1997). Mr. Wedemeyer is a trustee of the First Choice Funds. Mr. Wedemeyer is a trustee of each of the ING Funds. Effective February 26, 2001, Mr. Wedemeyer will also become a director or trustee of each of the Pilgrim Funds.


Committees

          The Board of Trustees of the Trust has an Audit Committee whose function is to meet with the independent auditors for the Trust to review the scope of the Trust's audit, the Trust's financial statements and internal accounting controls, and to meet with management concerning these matters, among other things. The Audit Committee for the Trust currently consists of the following members, each of whom is not considered an "interested person" as defined in the Investment Company Act ("Independent Trustee"): Joseph N. Hankin, Jack D. Rehm, Blaine E. Rieke and Richard A. Wedemeyer. During the year ended December 31, 2000, the Audit Committee met one time.

          The Board of Trustees of the Trust has a Nominating Committee for the purpose of considering candidates to fill Independent Trustee vacancies on the Board and for the purpose of considering the compensation of the Independent Trustees. The Trust currently does not have a policy regarding whether the Nominating Committee will consider nominees recommended by shareholders of the Trust. The Nominating Committee for the Trust currently consists of the following members, each of whom is an Independent Trustee: Joseph N. Hankin, Jack D. Rehm, Blaine E. Rieke and Richard A. Wedemeyer. During the year ended December 31, 2000, the Nominating Committee met one time.

          The Board of Trustees of the Trust has a Valuation Committee for the purpose of considering valuation issues related to securities held by series of the Trust. The Valuation Committee for the Trust currently consists of the following members, each of whom is an Independent Trustee: Joseph N. Hankin, Jack D. Rehm, Blaine E. Rieke and Richard A. Wedemeyer. During the year ended December 31, 2000, the Valuation Committee did not meet.

Remuneration of Trustees and Officers

          The Trust currently pays each Independent Trustee an annual retainer of $2,500 and a fee of $417 for each Board meeting and Board committee meeting of the Trust attended. The Chairman of the Board receives from the ING Fund complex an additional $1,000 per meeting of the Board of the Trust and/or joint meeting of the Boards of the Trust and the ING Funds Trust. Trustees are reimbursed for all out-of-pocket expenses relating to attendance at such meetings.

          The following table sets forth the aggregate compensation payable by the Trust and the total compensation payable by all other investment companies in the ING Fund complex for which such person is a Board member (the number of which is set forth in parentheses next to the Trustee's total compensation) to each of the current Trustees of the Trust for the fiscal year ended December 31, 2000. Trustees who are "interested persons" of the Trust do not receive any compensation from the Trust.


                                       Aggregate         Pension or Retirement                               Total Compensation from
                                   Compensation from      Benefits Accrued As         Estimated Annual       Fund Complex Paid to
Name of Person, Position                 Trust           Part of Fund Expenses    Benefits Upon Retirement        Trustees***
------------------------------------------------------------------------------------------------------------------------------------
John Pileggi*                             $0                      $0                        $0                     $0(2)
Former Chairman of the Board
 and Trustee
------------------------------------------------------------------------------------------------------------------------------------
Joseph N. Hankin                      $8,337.01                   $0                        $0                  $27,929.01(2)
Trustee
------------------------------------------------------------------------------------------------------------------------------------
Jack D. Rehm                          $8,337.01                   $0                        $0                  $27,929.01(2)
Trustee
------------------------------------------------------------------------------------------------------------------------------------
Blaine E. Rieke**                     $8,758.04                   $0                        $0                  $31,192.09(2)
Chairman of the Board and
 Trustee
------------------------------------------------------------------------------------------------------------------------------------
Richard A. Wedemeyer                  $7,920.01                   $0                        $0                  $25,845.01(2)
Trustee
------------------------------------------------------------------------------------------------------------------------------------

* Mr. Pileggi resigned as Chairman of the Board and a Trustee of the Trust effective September 15, 2000. Mr. Pileggi was deemed an "interested person" of the Trust because of his affiliation with the Investment Manager.
** Mr. Rieke was appointed Chairman of the Board of the Trust, effective September 15, 2000.
*** Each Trustee also serves on the Board of Trustees of the ING Funds Trust. The ING Funds Trust is composed of 27 separate series, 9 of which have not commenced operations as of the date of this Proxy Statement.

   During the fiscal year ended December 31, 2000, the Board of Trustees held four regular meetings and eight special meetings. Each Trustee attended at least 75% of the total number of meetings of the Board of Trustees and meetings held by all committees of the Board on which he served.

   It is expected that Mr. Hankin and Mr. Rehm will resign as Trustees of the Trust, effective February 26, 2001. The Investment Manager has adopted a plan pursuant to which the Investment Manager (and not the ING Funds) will compensate each of these resigning Trustees, in an amount equal to two times the Trustee's annual compensation, for their service on the Boards of each of the ING Funds since the inception of the Funds.

Vote Required

  A plurality of the shares of the Fund voting at the Meeting is required to approve the election of each Nominee.

The Board of Trustees of the Trust, including the Independent Trustees, recommends that shareholders of the Fund vote "FOR" each of the Nominees under Proposal No. 1.


                                 PROPOSAL NO. 2
          RATIFICATION OF THE SELECTION OF INDEPENDENT PUBLIC AUDITORS

  Shareholders of the Fund are being asked to ratify the selection of the accounting firm of Ernst & Young LLP to act as the independent auditors for the Fund for the fiscal year ending December 31, 2001.

  At a meeting of the Board held on November 16, 2000, the Board of Trustees of the Trust, including a majority of the Independent Trustees, as well as the Trustees who are members of the Audit Committee, selected Ernst & Young LLP to act as the independent auditors for the current fiscal year.

  Ernst & Young LLP has advised the Trust that it is an independent auditing firm and has no direct financial or material indirect financial interest in the Trust. Representatives of Ernst & Young LLP are not expected to be at the Meeting but have been given the opportunity to make a statement if they wish, and will be available telephonically should any matter arise requiring their participation.

Vote Required

  The affirmative vote of a majority of the shares of the Fund voting at the Meeting is required to approve this Proposal No. 2.

The Board of Trustees, including a majority of the Independent Trustees, recommends that you vote "FOR" this Proposal No. 2.


                              GENERAL INFORMATION

Other Matters to Come Before the Meeting

  Management of the Trust does not know of any matters to be presented at the Meeting other than those described in this Proxy Statement. If other business should properly come before the Meeting, the proxy holders will vote thereon in accordance with their best judgment.

Expenses

  The Investment Manager or one of its affiliates will pay the expenses of the Fund in connection with this Notice and Proxy Statement and the Meeting, including the printing, mailing, solicitation and vote tabulation expenses, legal fees, and out of pocket expenses. The Fund will not bear the expenses of the Proxy Statement.

Adviser, Sub-Adviser and Principal Underwriter

  The Investment Manager is a wholly-owned indirect subsidiary of ING Groep N.V. and is registered as an investment adviser with the Securities and Exchange Commission. The Investment Manager supervises all aspects of the Fund's operations and provides investment advisory services, including engaging a sub-adviser and monitoring and evaluating the management of the assets of the Fund by its sub-adviser. The address of the Investment Manager is 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258.

  ING Investment Management Advisors B.V. ("IIMA") serves as the sub-adviser to the Fund. IIMA is located at Schenkkade 65, 2595 AS, The Hague, The Netherlands.

  The principal underwriter of the Fund's shares is ING Pilgrim Securities, Inc. (the "Distributor"), an affiliate of the Investment Manager. The address of the Distributor is 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258.

Executive Officers of the Trust

  Officers of the Trust are elected by the Board and hold office until they resign, are removed or are otherwise disqualified to serve. The principal executive officers of the Trust, together with such person's position with the Trust and principal occupation for the last five years, are listed on Appendix B attached hereto.

Shareholder Proposals

  The Trust is not required to hold annual meetings of shareholders and currently does not intend to hold such meetings unless shareholder action is required in accordance with the Investment Company Act. A shareholder proposal to be considered for inclusion in the proxy statement at any subsequent meeting of shareholders must be submitted a reasonable time before the proxy statement for that meeting is mailed. Whether a proposal is submitted in the proxy statement will be determined in accordance with applicable federal and state laws.


  Prompt execution and return of the enclosed proxy is requested. A self-addressed, postage-paid envelope is enclosed for your convenience.



                                          James M. Hennessy, Secretary


January 22, 2001

                                                                      APPENDIX A


  As of December 29, 2000, to the knowledge of management, the following entities were known to own of record or beneficially 5% or more of the outstanding shares of the Fund:
                                        Percent
Name and Address                        Holdings         No. of Shares Held
----------------                        --------         ------------------
ING America Insurance Holdings, Inc.      43.46%               506,554.277
Investment Accounts
Attn:  David S. Pendergrass
5780 Powers Ferry Road N.W.
Atlanta, GA  30327

Golden American Life Insurance Company    54.10%               630,468.884
1475 Dunwoody Drive
West Chester, PA  19380

                                                                      APPENDIX B

  The following persons currently are principal executive officers of the Trust. The mailing address of each officer is 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258.


Robert W. Stallings (Age 51), Chief  Executive  Officer  and President of the
-------------------
Trust. Director or Trustee of each of the Pilgrim Funds, and Chief Executive Officer and President of each of the ING Funds. Formerly Chairman, Chief Executive Officer and President of ING Pilgrim Group, Inc. ("ING Pilgrim Group") (December 1994 - December 2000); Chairman, Chief Executive Officer and President of ING Lexington Management Corporation and Lexington Funds Distributor, Inc. (July 2000 -December 2000); President and Chief Investment Officer, ING Pilgrim Investments, Inc. ("ING Pilgrim Investments") (August 2000 - December 2000); Chairman, ING Pilgrim Securities, Inc. ("ING Pilgrim Securities") (December 1994 - December 2000); and Chairman, President and Chief Executive Officer of ING Pilgrim Capital Corporation, (formerly, Express America Holdings Corporation) ("ING Pilgrim Capital")(August 1991 - December 2000).

James M. Hennessy  (Age 51), Senior Executive Vice President, Chief Operating
------------------
Officer and Secretary of the Trust. Senior Executive Vice President and Chief Operating Officer (since June 2000) and Secretary (since April 1995), of ING Pilgrim Capital, ING Pilgrim Group, ING Pilgrim Securities and ING Pilgrim Investments. Senior Executive Vice President and Secretary of each of the ING Funds and Pilgrim Funds. Formerly, Executive Vice President, ING Pilgrim Capital and its affiliates (May 1998 - June 2000); and Senior Vice President, Pilgrim Capital and its affiliates (April 1995 - April 1998).

Stanley D. Vyner (Age 50), Executive Vice President of the Trust.  Executive
----------------
Vice President of most of the Pilgrim Funds and each of the ING Funds. Formerly, President and Chief Executive Officer Pilgrim Investments (August 1996 - August 2000).

Mary  Lisanti (Age 44), Executive Vice President of the Trust.  Executive Vice
-------------
President of most of the Pilgrim Funds and each of the ING Funds. Formerly Portfolio Manager, Strong Capital Management; and Managing Director and Head of Small- and Mid-Capitalization Equity Strategies at Bankers Trust Corp. (1993
- 1996).

Michael J. Roland (Age 42), Senior Vice President and Chief Financial Officer of
-----------------
the Trust. Senior Vice President and Chief Financial Officer, Pilgrim Group, Pilgrim Investments and Pilgrim Securities (since June 1998); Senior Vice President and Principal Financial Officer of each of the Pilgrim Funds; and Senior Vice President of each of the ING Funds. He served in same capacity from January, 1995 - April, 1997. Formerly, Chief Financial Officer of Endeavor Group (April 1997 to June 1998).

Robert S. Naka (Age 37), Senior Vice President and Assistant Secretary of the
--------------
Trust. Senior Vice President, ING Pilgrim Investments (since November 1999) and ING Pilgrim Group (since August 1999). Senior Vice President and Assistant Secretary of each of the Pilgrim Funds and each of the ING Funds. Formerly Vice President, ING Pilgrim Investments (April 1997 - October 1999), ING Pilgrim Group (February 1997 - August 1999). Formerly Assistant Vice President, ING Pilgrim Group (August 1995 - February 1997).

Robyn L. Ichilov (Age 33), Vice President of the Trust.  Vice President (since
----------------
August 1997), Accounting Manager (since November 1995), ING Pilgrim Investments. Vice President and Treasurer of most of the Pilgrim Funds and Vice President of each of the ING Funds.

                            VOTING INSTRUCTION CARD
                            -----------------------

  THIS VOTING INSTRUCTION CARD IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned hereby instructs _____________________ (the "Participating Insurance Company") to vote, as indicated herein, at the Special Meeting of Shareholders of ING Global Brand Names Fund, a series of ING Variable Insurance Trust, to be held at 1:00 p.m., local time, on February 22, 2001 at 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258 and at any adjournment thereof, in the manner directed below with respect to the matters referred to in the Proxy Statement for the Meeting, receipt of which is hereby acknowledged, and in the Proxies' discretion, upon such other matters as may properly come before the meeting or any adjournment thereof.

Please vote, sign and date this voting instruction card and return it in the enclosed envelope.

These voting instructions will be voted as specified. IF THIS PROXY IS SIGNED AND NO SPECIFICATION IS MADE, THE PARTICIPATING INSURANCE COMPANY SHALL VOTE YOUR SHARES IN THE SAME PROPORTION AS IT VOTES THE SHARES FOR WHICH IT HAS RECEIVED INSTRUCTIONS. IF NO VOTING INSTRUCTIONS ARE RECEIVED, THE PARTICIPATING INSURANCE COMPANY WILL VOTE THE SHARES IN THE SAME PROPORTION AS THOSE SHARES FOR WHICH IT HAS RECEIVED TIMELY VOTING INSTRUCTIONS.

IN ORDER TO AVOID THE ADDITIONAL EXPENSE OF FURTHER SOLICITATION, WE STRONGLY URGE YOU TO REVIEW, COMPLETE AND RETURN YOUR BALLOT AS SOON AS POSSIBLE. YOUR VOTE IS IMPORTANT REGARDLESS OF THE NUMBER OF SHARES YOU OWN.

Please indicate your vote by an "X" in the appropriate box below.

       THIS VOTING INSTRUCTION CARD IS VALID ONLY WHEN SIGNED AND DATED.

THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR THE
FOLLOWING PROPOSALS.

                                            Against       For all
                              For All       All           Except      Abstain
1.  To elect [ ] Trustees.    [    ]        [    ]        [    ]      [    ]


     Nominees:    Paul S. Doherty     David W.C. Putman
                  Alan L. Gosule      Blaine E. Rieke
                  Walter H. May       John G. Turner
                  Thomas J.           Richard A. Wedemeyer
                  McInerney
                  Jock Patton

TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, MARK THE "FOR ALL EXCEPT" BOX AND STRIKE THROUGH THAT NOMINEE'S NAME.

                                            For          Against       Abstain
2.  To ratify the appointment of           [    ]         [    ]       [    ]
    Ernst & Young LLP
    as independent auditors for the
    fiscal year ending
    December 31, 2001.
                                            For          Against       Abstain
3.  To transact such other business        [    ]         [    ]       [    ]
    as may properly come
    Before the Meeting of Shareholders
    or any adjournments Thereof.

This Voting Instruction Card must be signed exactly as your name(s) appears hereon. If as an attorney, executor, guardian or in some representative capacity or as an officer of a corporation, please add titles as such. Joint owners must each sign.



-------------------------------                        ---------------------
Signature                                              Date


-------------------------------                        ---------------------
Signature   (if held jointly)                          Date

                                     PROXY
                                     -----

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned Participating Insurance Company hereby instructs Robert W. Stallings and James M. Hennessy (Proxies) to vote the shares held by it at the Special Meeting of Shareholders of ING Global Brand Names Fund, a series of ING Variable Insurance Trust (the "Meeting") to be held at 1:00 p.m., local time, on February 22, 2001 at 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258 and at any adjournment thereof, in the manner directed below with respect to the matters referred to in the Proxy Statement for the Meeting, receipt of which is hereby acknowledged, and in the Proxies' discretion, upon such other matters as may properly come before the meeting or any adjournment thereof.

Please vote, sign and date this voting instruction and return it in the enclosed envelope.

These voting instructions will be voted as specified. IF NO SPECIFICATION IS MADE, THIS VOTING INSTRUCTION WILL BE VOTED FOR ALL PROPOSALS.

IN ORDER TO AVOID THE ADDITIONAL EXPENSE OF FURTHER SOLICITATION, WE STRONGLY URGE YOU TO REVIEW, COMPLETE AND RETURN YOUR BALLOT AS SOON AS POSSIBLE. YOUR VOTE IS IMPORTANT REGARDLESS OF THE NUMBER OF SHARES YOU OWN.

Please indicate your vote by an "X" in the appropriate box below.

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.


THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR THE FOLLOWING PROPOSALS.


                                            Against       For all
                              For All       All           Except      Abstain
1.  To elect [ ] Trustees.    [    ]        [    ]        [    ]      [    ]


     Nominees:    Paul S. Doherty     David W.C. Putman
                  Alan L. Gosule      Blaine E. Rieke
                  Walter H. May       John G. Turner
                  Thomas J.           Richard A. Wedemeyer
                  McInerney
                  Jock Patton

TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, MARK THE "FOR ALL EXCEPT" BOX AND STRIKE THROUGH THAT NOMINEE'S NAME.

                                                For        Against      Abstain
2.  To ratify the appointment of Ernst &       [    ]      [    ]       [    ]
    Young LLP as independent auditors for the
    fiscal year ending October 31, 2001.
                                                For        Against      Abstain
3.  To transact such other business as may     [    ]      [    ]       [    ]
    properly come before the Meeting of
    Shareholders or any adjournments thereof.

This proxy must be signed exactly as your name(s) appears hereon. If as an attorney, executor, guardian or in some representative capacity or as an officer of a corporation, please add titles as such. Joint owners must each sign.





-------------------------------                        ---------------------
Signature                                              Date


-------------------------------                        ---------------------
Signature   (if held jointly)                          Date